Exhibit 10.74

**THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, NOR REGISTERED OR QUALIFIED UNDER ANY STATE SECURITIES LAWS. SUCH SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, DELIVERED AFTER SALE, TRANSFERRED, PLEDGED, OR HYPOTHECATED UNLESS QUALIFIED AND REGISTERED UNDER APPLICABLE STATE AND FEDERAL SECURITIES LAWS OR UNLESS, IN THE OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY, SUCH QUALIFICATION AND REGISTRATION ARE NOT REQUIRED. ANY TRANSFER OF THE SECURITIES REPRESENTED BY THIS NOTE IS FURTHER SUBJECT TO OTHER RESTRICTIONS, TERMS AND CONDITIONS WHICH ARE SET FORTH HEREIN.**

**Principal Amount: $[25,000 ]** **Issue Date: [ 1 - 21 ]-2020**

NUTRALIFE BIOSCIENCES, INC.

**10% PROMISSORY NOTE**

**FOR VALUE RECEIVED**, pursuant to the terms and conditions of this 10% Promissory Note (this "Note"), NutraLife Biosciences, Inc., a Florida corporation (the "Company"), hereby promises to pay to the order of the holder as set forth on the signature page hereof, or registered assigns (the "Holder"), on the one year anniversary of the Issue Date as set forth above (the "Maturity Date") or earlier as required pursuant to this Note, the principal amount as set forth above (the "Principal Amount"), and to pay interest on the outstanding Principal Amount as set forth herein in each case to the extent that this Note and the Principal Amount and any accrued interest hereunder (the "Indebtedness") has not been repaid by the Company as of such applicable date. Interest shall commence accruing on the date hereof (the "Issue Date"), computed on the basis of a 365-day year and the actual number of days elapsed, and shall be payable as set forth herein.

This Note is entered into pursuant to a Subscription Agreement by and between the Company and the Holder dated as of the Issue Date (the "Agreement") and is subject to the terms and conditions thereof.

This Note is not a certificate of deposit or similar obligation of, and is not guaranteed or insured by, any depository institution, the Federal Deposit Insurance Corporation, the Securities Holder Protection Corporation or any other governmental or private fund or entity.

The following terms shall apply to this Note:

Section 1. Definitions. Defined terms used herein without definition have the meanings given them in the Agreement. The Company and the Holder may be referred to herein individually as a "Party" and collectively as the "Parties".

Section 2. Interest; Late Fees; Prepayment.

(a) Interest shall accrue on the Principal Amount at the rate of ten percent (10%) per annum, simple interest, non-compounded basis (the "Interest"). To the extent not earlier repaid as set forth herein, the Principal Amount and the accrued and unpaid Interest (collectively, the "Indebtedness") shall be due and payable in full on the Maturity Date or such earlier date as the Indebtedness may be due hereunder pursuant to the terms herein. No payments of the Principal Amount

IN WITNESS WHEREOF, the undersigned has executed this Note as of the Issue Date.

NutraLife Biosciences, Inc.

By: Edgar Ward
Name: Edgar Ward
Title: Chief Executive Officer

*Agreed and accepted:*

Holder name: Albert A. Klimas

By: Albert A. Klimas

Name: KENNETH KLIMAS

~~Title~~: Kenneth Klimas *(if applicable)*

526827.v4

**NEITHER THIS SECURITY NOR THE SECURITIES FOR WHICH THIS SECURITY IS EXERCISABLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. THIS SECURITY AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY SUCH SECURITIES.**

COMMON STOCK PURCHASE WARRANT

NutraLife BioSciences, Inc.

**Warrant Shares:** 1,000,000 **Issue Date:** 1-21-, **202[illegible]**

THIS COMMON STOCK PURCHASE WARRANT (the "Warrant") certifies that, for value received, Albert A. Kl (the "Holder") is entitled, upon the terms and subject to the limitations on exercise and the conditions hereinafter set forth, at any time on or after the Issue Date as set forth above (the "Issue Date") and on or prior to 5:00 p.m. (New York City time) on the third anniversary of the Issue Date (the "Termination Date") but not thereafter, to subscribe for and purchase from NutraLife BioSciences, Inc., a Florida corporation (the "Company"), up to the number shares set forth above (as subject to adjustment hereunder, the "Warrant Shares") of Common Stock. The purchase price of one share of Common Stock under this Warrant shall be equal to the Exercise Price, as defined in Section 2(b), subject to adjustment as set forth herein.

Section 1. Definitions. Capitalized terms used and not otherwise defined herein shall have the meanings set forth in that certain Subscription Agreement (the "Agreement"), dated 1-21 __, 202[illegible], among the Company and the Holder. This Warrant is subject to the terms and conditions of the Agreement and, in the event of a conflict between the Agreement and this Warrant, the terms and conditions of this Warrant shall control. In addition, for purposes herein:

(a) The Company and the Holder may be referred to herein individually as a "Party" and collectively as the "Parties".

(b) "Affiliate" means, with respect to a specified Person, any other Person that directly or indirectly Controls, is Controlled by or is under common Control with, the specified Person.

(c) "Business Day" means any day except Saturday, Sunday and any legal holiday or a day on which banking institutions in Florida generally are authorized or required by Law or other governmental actions to close.

IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officer thereunto duly authorized as of the Issue Date.

NutraLife BioSciences, Inc.

By: Edgar Ward
Name: Edgar Ward
Title: Chief Executive Officer

*Agreed and accepted:*

1-21-2021

By: Albert A. Klimas
Name: Albert A. Klimas

Kenneth Klimas
KENNETH KLIMAS

THIS DOCUMENT HAS A TRUE WATERMARK. THE FRONT OF THE DOCUMENT HAS A MICRO-PRINT SIGNATURE LINE. ABSENCE OF THESE FEATURES WILL INDICATE A COPY.

**Wayne Bank**
Honesdale, PA 18431

**OFFICIAL CHECK**

49-55/1031 5630013

REMITTER ADAM KILMAS 01/21/2021

PAY TO THE ORDER OF NUTRALIFE BIOSCIENCES, INC. $ $25,000.00

Twenty Five Thousand and 00/100********************************* DOLLARS

Drawer: Wayne Bank

ISSUED BY: MONEYGRAM PAYMENT SYSTEMS, INC., P.O. BOX 9476, MINNEAPOLIS, MN 55480
DRAWEE: BOKF, NA, EUFAULA, OK

Subscription:

The undersigned Subscriber, intending to be legally bound, hereby subscribes for:

(i) a Note in the principal amount of $25,000.00 (the "Subscription Amount"); and

(ii) A Warrant to acquire $1,009,000.00 shares of Common Stock.

The Note is attached to this Subscription Agreement as Exhibit A and the Warrant is attached to this Subscription Agreement as Exhibit B. The Note and the Warrant may be referred to herein collectively as the "Securities".

The undersigned acknowledges that the Company is offering the Securities to those who are "accredited investors" as defined herein pursuant to of Rule 506(b) of Regulation D promulgated by the Securities Exchange Commission under the Securities Act of 1933, as amended (the "Securities Act").

The undersigned agrees to execute this Subscription Agreement and if by mail, send to the Company. You as an individual or you on behalf of the subscribing entity are being asked to complete this Subscription Agreement so that a determination can be made as to whether or not you (it) are qualified to purchase the Securities under applicable federal and state securities laws. Your answers to the questions contained herein must be true and correct in all respects, and a false representation by you may constitute a violation of law for which a claim for damages may be made against you. Your answers will be kept strictly confidential; however, by signing this Subscription Agreement, you will be authorizing the Company to present a completed copy of this Subscription Agreement to such parties as they may deem appropriate in order to make certain that the offer and sale of the securities will not result in a violation of the Securities Act or of the securities laws of any state.

All questions must be answered. If the appropriate answer is "None" or "Not Applicable," please state so. Please print or type your answers to all questions and attach additional sheets if necessary to complete your answers to any item. Please initial any corrections.

1. **Subscription for the Purchase of Securities.** The undersigned Subscriber hereby subscribes to purchase the Securities as set forth above. Subscriber agrees to forward payment in the amount of the Subscription Price to the Company via one of the following methods:

   (a) by wiring payment of the Subscription Amount in accordance with the information set forth below:

**For financial institutions in the United States, give your bank this information:**

Send to: BB&T
450 N. Pine Island Rd. Plantation, FL. 33324
**ABA# 263191387**

For credit to: NutraLife Biosciences, Inc.
Attn: Edgar Ward
6601 Lyons Road, Suite L-6
Coconut Creek, FL 33073
**Account # 241628361**

For the benefit of: *NutraLife Biosciences, Inc.*
*6601 Lyons Rd. L-6*
*Coconut Creek Fl. 33073*
*United States*
*888.509.8901 edgar.ward@nutralifebiosciences.com*

**For financial institutions outside the United States, please contact the Company.**

OR

(b) by mailing a certified check in the amount of the Subscription Price, payable to "NutraLife Biosciences, Inc.", to the Company as follows:

NutraLife Biosciences, Inc.
Attn: Edgar Ward
6601 Lyons Road, Suite L-6
Coconut Creek, FL 33073

**Regardless of whether paying by wire transfer or check, you must also deliver a fully completed and executed copy of this Subscription Agreement and an executed copy of the signature page to the Note and an executed copy of the signature page to the Warrant to the Company at:**

NutraLife Biosciences, Inc.
Attn: Edgar Ward
6601 Lyons Road, Suite L-6
Coconut Creek, FL 33073

Subscriber recognizes and agrees that (i) this subscription is irrevocable and, if Subscriber is a natural person, shall survive Subscriber's death, disability or other incapacity, and (ii) the Company has complete discretion to accept or to reject this Subscription Agreement in its entirety and shall have no liability for any rejection of this Subscription Agreement. This Subscription Agreement shall be deemed to be accepted by the Company only when it is executed by the Company.

2. **Effect of Acceptance.** Subscriber hereby acknowledges and agrees that on the Company's acceptance of this Subscription Agreement, it shall become a binding and fully enforceable agreement between the Company and the Subscriber. As a result, upon acceptance by the Company of this Subscription Agreement, Subscriber will become the record and beneficial holder of the Securities and the Company will be entitled to receive the purchase price of the Securities as specified herein. By Subscriber's execution of this Subscription Agreement, Subscriber agrees to the bound by the terms and conditions of the Note and the Warrant.

3. **Representation as to Investor Status.** In order for the Company to sell the Securities (in conformance with state and federal securities laws), the following information must be obtained regarding Subscriber's investor status. Please **initial each item applicable** to you as an investor in the Company.

   (a) **Accredited Investor.** Rule 501(a) of Regulation D defines an "accredited investor" as any person who comes within any of the following categories, or whom the issuer reasonably believes comes within any of the following categories, at the time of the sale of the securities to that person:

   (i) ✓ A natural person whose net worth, either individually or jointly with such person's ~~spouse~~ brother, at the time of Subscriber's purchase, exceeds $1,000,000.

   (ii) _____ A natural person who had an individual income in excess of $200,000, or joint income with that person's spouse in excess of $300,000, in each of the two most recent years and reasonably expects to reach the same income level in the current year.

   (iii) _____ A bank as defined in Section 3(a)(2) of the Securities Act, or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act, whether acting in its individual or fiduciary capacity.

   (iv) _____ A broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

   (v) _____ An insurance company as defined in section 2(13) of the Exchange Act.

   (vi) _____ An investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act.

   (vii) _____ A Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

   (viii) _____ A plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state, or its political subdivisions for the benefit of its employees, if such plan has total assets in excess of $5,000,000.

   (ix) _____ An employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan

fiduciary, as defined in Section 3(21) of such act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors.

(x) _____ A private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940.

(xi) _____ An organization described in Section 501(c)(3) of the Internal Revenue Code, or a corporation, business trust or partnership, not formed for the specific purpose of acquiring the Securities, with total assets in excess of $5,000,000.

(xii) _____ A director or executive officer of the Company.

(xiii) _____ A trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Securities, whose purchase is directed by a sophisticated person who has such knowledge and experience in financial and business matters that such person is capable of evaluating the merits and risks of investing in the Company.

(xiv) _____ An entity in which all of the equity owners qualify under any of the above subparagraphs.

________ Subscriber does not qualify under any of the investor categories set forth in Section (3)(a)(i) through Section (3)(a)(iv).

The term "net worth" means the excess of total assets over total liabilities (including personal and real property, but excluding the estimated fair market value of a person's primary home).

In determining individual "income," Subscriber should add to Subscriber's individual taxable adjusted gross income (exclusive of any spousal income) any amounts attributable to tax exempt income received, losses claimed as a limited partner in any limited partnership, deductions claimed for depletion, contributions to an IRA or Keogh retirement plan, alimony payments, and any amount by which income from long-term capital gains has been reduced in arriving at adjusted gross income.

(b) **Type of Subscriber.** Indicate the form of entity of Subscriber:

☑ Individual ☐ Limited Partnership

☐ Corporation ☐ General Partnership

**INDIVIDUALS**

In witness whereof, the parties hereto have executed this Agreement as of the dates set forth below.

Dated: 1-21-, 2020.

Signature: Albert A. Klimas Kenneth Klimas

Name (Please Print): Albert A. Klimas KENNETH KLIMAS

Residence Address: 62 Bruce St.
Walton, NY 13856

Phone Number: (____) ____-____

Cellular Number: (607) 287-5518

Social Security Number(s): 114-40-1921

Email address: aak47jr@hotmail.com

ACCEPTANCE

NutraLife Biosciences, Inc.

Date: Jan 21, 2020.

By: Edgar Ward
Name: Edgar Ward
Title: Chief Executive Officer